UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                November 12, 2003
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


  Delaware                        0-29279                         16-1550742
  --------                        -------                         ----------
(State or other             (Commission File Number)          (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation
 or organization)


            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits.

     99.1 Press Release, dated November 12, 2003, announcing Choice One's third quarter results for the three months and nine months ended September 30, 2003.

ITEM 12. OTHER INFORMATION.

         The following information is furnished as required by Item 12.

         On November 12, 2003, the Company issued a press release announcing its third quarter results for the three months and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHOICE ONE COMMUNICATIONS INC.

Dated: November 12, 2003                   By:    /s/ Ajay Sabherwal
                                           -----------------------------
                                           Name:   Ajay Sabherwal
                                           Title:  Executive Vice President,
                                                   Finance and Chief Financial
                                                   Officer

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